LINCOLN BENEFIT LIFE COMPANY

Supplement dated November 17, 2016, to the
Prospectus dated April 29, 2016 for
The Consultant Solutions Variable Annuities (Classic, Plus, Elite, Select)

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

The following replaces Example 1 and Example 2 in the “Expense Tables” section of your prospectus.

Example 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

•	invested $10,000 in the Contract for the time periods indicated;

•	earned a 5% annual return on your investment;

•	surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

•	elected the MAV Death Benefit Option and the Annual Increase Death Benefit Option;

•	elected the Enhanced Earnings Death Benefit Option (assuming issue age 71-79);

•	elected the Spousal Protection Benefit (Co-Annuitant) Option; and

•	elected the TrueReturn Accumulation Benefit Option or SureIncome Withdrawal Benefit Option.

The example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

	Consultant Solutions Classic				Consultant Solutions Plus
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,268	$2,506	$3,627	$6,379	$1,415	$2,771	$3,921	$6,511
Costs Based on Minimum Annual Portfolio Expenses	$1,081	$1,971	$2,781	$4,914	$1,228	$2,239	$3,084	$5,079

	Consultant Solutions Elite				Consultant Solutions Select
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$1,301	$2,513	$3,429	$6,608	$715	$2,114	$3,469	$6,672
Costs Based on Minimum Annual Portfolio Expenses	$1,115	$1,984	$2,599	$5,200	$529	$1,587	$2,643	$5,279

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Example 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

	Consultant Solutions Classic				Consultant Solutions Plus
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$673	$1,996	$3,287	$6,379	$692	$2,048	$3,368	$6,511
Costs Based on Minimum Annual Portfolio Expenses	$486	$1,461	$2,441	$4,914	$505	$1,517	$2,531	$5,079

	Consultant Solutions Elite				Consultant Solutions Select
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Costs Based on Maximum Annual Portfolio Expenses	$706	$2,088	$3,429	$6,608	$715	$2,114	$3,469	$6,672
Costs Based on Minimum Annual Portfolio Expenses	$520	$1,559	$2,599	$5,200	$529	$1,587	$2,643	$5,279

Please remember that you are looking at examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed. The examples do not assume that any Portfolio expense waivers or reimbursement arrangements are in effect for the periods presented. The examples reflect the Free Withdrawal Amounts, if applicable, and the deduction of the annual contract maintenance charge of $30 each year. The above examples assume you have selected the MAV Death Benefit Option, the Annual Increase Death Benefit Option, the Enhanced Earnings Death Benefit Option (assuming the oldest Contract Owner and Co-Annuitant, or, if the Contract Owner is a non-living person, the oldest Annuitant, are age 71 or older, and all are age 79 or younger on the Rider Application Date), the Spousal Protection Benefit (Co-Annuitant) Option, and the TrueReturn Accumulation Benefit Option or SureIncome Withdrawal Benefit Option. If any or all of these features were not elected, the expense figures shown above would be slightly lower.

If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

Please keep this supplement together with your prospectus for future reference.  No other action is required of you.

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